UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 15, 2013

CAPALL STABLES, INC.
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-54952 (Commission File No.)	45-4654509 (IRS Employer Identification No.)

205 Ave Del Mar #974 San Clemente, CA 92674
(Address of principal executive offices) (zip code)

(949) 461-1471
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

Item 1.01. Entry Into a Material Definitive Agreement

The information contained in Item 8.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03. Material Modification to Rights of Security Holders.

The information contained in Item 5.03 of this Current Report on Form 8-K is incorporated herein by reference.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On July 12, 2013, Capall Stables, Inc. (the “Company”) filed a Certificate of Amendment to its Certificate of Incorporation (the “Amendment”) to amend the Company’ Articles of Incorporation to incorporate a new Article IX which reads:

ARTICLE IX

Section 1. The Company shall not enter into any debt transaction or similar type of transaction (including but not limited to the issuance of Preferred Stock) unless the lender agrees that the debt shall not be converted into unregistered capital stock (i.e. common or preferred stock) unless:

(a)	A legend is printed on the certificate stating that the shares may not be resold or transferred for 12 months from the date of the issuance of the certificate (the “Holding Period”);
(b)
The lender agrees that it may not rely on Rule 144(d)(3)(ii) of the Securities Act of 1933 in relation to the calculation of the required Holding Period in Article IX Section 1(a) of this Certificate of Incorporation; and

(c)	The lender agrees that Rule 144(d)(1)(i) of the Securities Act of 1933 does not apply regardless of the reporting status of the Company.

Section 2. The unanimous consent of Board of Directors then in office and of the holders all of the voting power of the issued and outstanding shares of capital stock of the Corporation then entitled to vote, shall be required to amend or repeal this Article IX.

 Item 8.01. Other Information

(a)  July 15, 2013, the Company modified its agreement with SC Capital to incorporate the changes made to the Company’s Articles of Incorporation.  As such, SC Capital agreed to the following provision:

Lock-up Agreement. The Lender agrees and acknowledges that the Borrower cannot issue Lender unregistered securities of its Company in exchange for the discharge or as payment for the debt owed under this Agreement unless:

i.	Lender agrees that the shares received shall be restricted from resell or transfer for 12 months from the date that Lender receives the shares;

ii.	Lender may not rely on Rule 144(d)(3)(ii) of the Securities Act of 1933 in the calculation of the 12 month holding period; and

iii.	Lender may not rely on Rule 144(d)(1)(i) of the Securities Act of 1933 to shorten the holding period to 6 months from the date the Lender receives the shares.

Lender acknowledges and agrees that if Lender agrees to accept shares as repayment such shares shall carry a legend stating: “In accordance with the Company’s Articles of Incorporation, these shares are subject to a Lock-Up Agreement between the Shareholder and Capall Stables, Inc.  Pursuant to the Lock-Up Agreement these shares will not be deposited under Rule 144 Exemptions or have the restrictive legend released until a minimum of 12 months from the issuance date.”

(b)  July 15, 2013, the Company modified its agreement with SC Capital to incorporate the changes made to the Company’s Articles of Incorporation.  Additionally, the Company granted SC Capital a security interest in Company’s thoroughbreds.  As such, a UCC will be filed by SC Capital against the Company’s thoroughbred and will be used as collateral against the revolving line of credit.  Our CEO, Joseph Wade, has also personally guaranteed the line of credit.

A copy of the Amended and Restated Articles of Incorporation, as filed with the Secretary of State of the State of Delaware on July 12, 2013, is attached hereto as Exhibit 3.1.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:           July 15, 2013                                                                  Capall Stables, Inc.

By: /s/ Joseph Wade
Name: Joseph Wade
Title: CEO